UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 26, 2013

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001–33006	39-1600938
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

200 E. Randolph Street, 24th Floor
Chicago, Illinois	60601-6436
(Address of Principal Executive Offices)	(ZIP Code)

(312) 565-6868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On August 26, 2013, Michael W. Ferro, Jr. resigned as Chairman of the board and as a director of Merge Healthcare Incorporated (the “Company”).  Mr. Ferro’s resignation was not due to any disagreement between Mr. Ferro and the Company on any matter relating to the Company’s operations, policies, or practices.  Effective as of Mr. Ferro’s resignation, Dennis Brown, a member of the Company’s board of directors, replaced Mr. Ferro as Chairman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE HEALTHCARE INCORPORATED
(Registrant)

Date: August 27, 2013	By:	/s/ Justin C. Dearborn
	Name:	Justin C. Dearborn
	Title:	Chief Executive Officer